UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   March 11, 2005
                                                 -------------------------------

   J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp.,
                 Commercial Mortgage Pass-Through Certificates,
                                Series 2005-LDP1)
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             (Exact name of registrant as specified in its charter)


          New York                   333-118975-02               13-3789046
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

          270 Park Avenue
          New York, New York                              10167
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          (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code   (212) 834-9280
                                                     ---------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP1. On March 11, 2005, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as master servicer, Midland Loan Services, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP1 (the "Certificates"), issued in twenty-seven classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-J, Class A-JFL, Class X-2, Class B, Class C and Class D Certificates, with an aggregate scheduled principal balance as of March 11, 2005 of $2,301,546,000, were sold to J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc., PNC Capital Markets, Inc. and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 2, 2005, between the Company and J.P. Morgan Securities Inc., for itself and as representative of the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(EX-4) Pooling and Servicing Agreement, dated as of March 1, 2005, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Midland Loan Services, Inc., Wells Fargo Bank, N.A. and LaSalle Bank National Association.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 25, 2005


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                         SECURITIES CORP.



                                       By:      /s/ Mark Levine
                                               ----------------------------
                                       Name:   Mark Levine
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

(EX-4)                    Pooling and Servicing                   E
                          Agreement, dated as of March
                          1, 2005, among J.P. Morgan
                          Chase Commercial Mortgage
                          Securities Corp., Midland
                          Loan Services, Inc., Wells
                          Fargo Bank, N.A. and LaSalle
                          Bank National Association.